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                                                                     EXHIBIT 10


            JOE FRANKLIN SANDERSON, JR. AND WILLIAM RAMON SANDERSON,
          NOT INDIVIDUALLY BUT SOLELY AS CO-EXECUTORS OF THE ESTATE OF
                        JOE FRANKLIN SANDERSON, DECEASED

                FOURTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER


Harris Trust and Savings Bank
Chicago, Illinois

The Lenders from time to time parties hereto

SunTrust Bank (formerly known as
         SunTrust Bank, Atlanta)
Atlanta, Georgia

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of March 21, 2000, as amended (the "Credit Agreement"), among the undersigned, JOE FRANKLIN SANDERSON, JR. AND WILLIAM RAMON SANDERSON, not individually but solely as co-executors of the estate of Joe Franklin Sanderson, Deceased (the "Borrower"), you (the "Banks") and Harris Trust and Savings Bank, as agent for the Banks (the "Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

         The Borrower has requested that the Banks amend the Credit Agreement to increase the aggregate number of shares of common stock of Sanderson Farms, Inc. permitted for distribution from 700,000 to 807,000 and to waive certain requirements of Section 7.10 of the Credit Agreement and to amend certain other provisions of the Credit Agreement, and the Banks are willing to do so in the manner and on the terms and conditions set forth herein.

         1.       AMENDMENTS.

         Upon satisfaction of all of the conditions precedent set forth in
Section 3 hereof, the Credit Agreement shall be amended as follows:

         1.1.     The second to last sentence of the first paragraph of Section
7.10 of the Credit Agreement shall be amended by deleting the number "700,000" and replacing it with the number "807,000".

         2.       WAIVER.

         2.1. The first paragraph of Section 7.10 of the Credit Agreement permitted the Borrower to distribute shares of the common stock of Sanderson Farms, Inc. upon the terms and conditions


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contained therein. One of the conditions is that after giving effect to a proposed distribution, the Borrower's Net Worth is not less than $2,500,000 (the "Net Worth Requirement"). The Borrower wishes to distribute up to 400,000 shares of the common stock of Sanderson Farms, Inc. during calendar year 2003 and has requested that the Banks waive the Net Worth Requirement. Upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Banks hereby waive the Net Worth Requirement to the extent necessary to permit the Borrower to distribute up to 400,000 shares of the common stock of Sanderson Farms, Inc. during calendar year 2003, provided that all other terms and conditions specified in Section 7.10 of the Credit Agreement are satisfied at the time of such distribution.

         2.2. The waivers contained in Section 2.1 of this Amendment is limited to matters set forth in that Section, and the Borrower agrees that it remains obligated to comply with the terms of the Credit Agreement and the other Loan Documents, and that the Banks shall not be obligated in the future to waive any provision of the Credit Agreement or the other Loan Documents as a result of having provided the waiver contained herein.

         3.       CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         3.1. The Borrower, the Agent and each of the Banks shall have executed this Amendment.

         3.2. The Borrower shall have delivered to the Agent an order from the Chancery Court of the Second Judicial District of Jones County, Mississippi authorizing the distribution of up to 400,000 shares of the common stock of Sanderson Farms, Inc. during the calendar year 2003.

         4.       REPRESENTATIONS AND WARRANTIES.

         4.1.     Each of the representations and warranties set forth in
Section 5 of the Credit Agreement are true and correct.

         4.2. The Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and, after giving effect to this Amendment, no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.

         5.       MISCELLANEOUS.

         5.1. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         5.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the


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same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois. Upon acceptance hereof by the Agent and the Banks in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

         Dated as of November 7, 2003.


                                        /s/ Joe F. Sanderson, Jr.
                                        ---------------------------------------
                                        JOE FRANKLIN SANDERSON, JR., AS CO-
                                        EXECUTOR OF THE ESTATE OF JOE FRANKLIN
                                        SANDERSON, DECEASED, AND NOT IN HIS
                                        INDIVIDUAL CAPACITY


                                        /s/ William R. Sanderson
                                        ---------------------------------------
                                        WILLIAM RAMON SANDERSON, AS CO-EXECUTOR
                                        OF THE ESTATE OF JOE FRANKLIN
                                        SANDERSON, DECEASED, AND NOT IN HIS
                                        INDIVIDUAL CAPACITY

         Accepted and agreed to as of the day and year last above written.


                                        HARRIS TRUST AND SAVINGS BANK
                                                individually and as Agent


                                        By /s/ Curtis Fammini
                                           ------------------------------------
                                           Its Vice President


                                        SUNTRUST BANK


                                        By /s/Greg Cannon
                                           ------------------------------------
                                           Its Director


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